UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St., Ste. 300 Denver, Colorado	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Medicine Man Technologies, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon and the results of each vote are set forth below.

Proposal 1: Election of Directors.

The Company’s stockholders elected all nominees named in the proxy statement for the Annual Meeting to the Company’s board of directors (“Board”), each to serve as a Class A director for a two-year term expiring at the Company’s annual meeting of stockholders to be held in 2026 and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, with the following vote:

	For	Against	Abstain	Broker non-votes
Jonathan Berger	94,967,424	4,356,606	949,929	20,087,422
Jeffrey Cozad	94,900,679	4,352,288	1,020,992	20,087,422
Kathy Vrabeck	95,022,053	4,304,257	947,649	20,087,422
Paul Montalbano	87,653,219	11,927,697	693,043	20,087,422
Bradley Stewart	95,014,825	4,307,645	951,489	20,087,422

Proposal 2: Ratification of Appointment of Independent Public Accountant.

The Company’s stockholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2024, with the following vote:

For	Against	Abstain	Broker non-votes
118,703,769	1,181,813	475,799	0

Proposal 3: An increase to Company’s 2017 Equity Incentive Plan.

The Company’s stockholders approved, the amendment to the Company’s 2017 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock issuable under the Equity Plan from 18,500,000 to 22,200,000 shares, with the following vote:

For	Against	Abstain	Broker non-votes
87,991,172	11,159,896	1,122,891	20,087,422

Proposal 4: An increase to Company’s total number of authorized shares of Company’s authorized Common Stock.

The Company’s stockholders approved, the amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of the Company’s authorized Common Stock from 250,000,000 to 275,000,000, with the following vote:

For	Against	Abstain	Broker non-votes
103,687,053	15,491,472	1,182,856	0

Proposal 5: Advisory Vote to Approve Executive Compensation.

The Company’s stockholders voted, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in its proxy statement, with the following vote:

For	Against	Abstain	Broker non-votes
87,672,311	11,436,555	1,165,093	20,087,422

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: June 24, 2024		Christine Jones
Chief Legal Officer